                                                                   EXHIBIT 10.c.




                [LOGO OF BANKAMERICA CORPORATION APPEARS HERE]


                        BANKAMERICA CORPORATION


                        MANAGEMENT INCENTIVE STOCK PLAN

                                  As amended





                                                     Last Amended August 7, 1995

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                            BANKAMERICA CORPORATION
                        MANAGEMENT INCENTIVE STOCK PLAN
                       AS AMENDED THROUGH AUGUST 7, 1995

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                               TABLE OF CONTENTS                            Page
                                                                            ----


                                   ARTICLE I

GENERAL.....................................................................   1
     1.1  Background of Plan................................................   1
     1.2  Purpose of Plan...................................................   1
     1.3  Definitions.......................................................   1
     1.4  Administration of Plan............................................   4
     1.5  Eligibility to Receive Grants and Awards..........................   5
     1.6  Types of Grants and Awards Under Plan.............................   5
     1.7  Limitation on Available Shares....................................   5
     1.8  Effective Date and Term of Plan...................................   6

                                   ARTICLE II

INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS.....................   6
     2.1  Grant of Stock Options............................................   6
     2.2  Stock Option Agreements...........................................   6
     2.3  Option Price......................................................   7
     2.4  Option Period.....................................................   7
     2.5  Limitation on ISOs................................................   7
     2.6  Manner of Paying Option Price.....................................   8
     2.7  Exercise of Option................................................   8
     2.8  Cancellation of SARs..............................................   8
     2.9  Cancellation and Regrant of Non-Qualified Stock Options...........   8
     2.10 Retirement of Optionee at Age Sixty-Five or Later.................   9
     2.11 Early Retirement of Optionee......................................   9
     2.12 Termination on Leave of Absence or Extraordinary Circumstances....  10
     2.13 Termination of Employment of Optionee.............................  10
     2.14 Disability or Death of Optionee...................................  10

                                  ARTICLE III

PERFORMANCE STOCK OPTIONS...................................................  11
     3.1  Grant of Performance Stock Options................................  11
     3.2  Stock Option Agreements...........................................  11
     3.3  Option Price......................................................  11
     3.4  Option Period.....................................................  11
     3.5  Dividend Equivalent Credit........................................  12
     3.6  Granting of Dividend Equivalent Credit............................  12
     3.7  Manner of Paying Option Price.....................................  12
     3.8  Exercise of Options...............................................  13
     3.9  Surrender of Performance Stock Options............................  13
     3.10 Payments from the DEC Account.....................................  14
     3.11 Cancellation of SARs..............................................  14

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
     3.12 Cancellation and Regrant of Performance Stock Options.............  14
     3.13 Retirement of Optionee at Age Sixty-Five or Later.................  14
     3.14 Early Retirement of Optionee......................................  15
     3.15 Termination on Leave of Absence or Extraordinary Circumstances....  15
     3.16 Termination of Employment of Optionee.............................  15
     3.17 Disability or Death of Optionee...................................  16

                                   ARTICLE IV

STOCK APPRECIATION RIGHTS...................................................  16
     4.1  Grant of Stock Appreciation Rights................................  16
     4.2  Agreements Evidencing SARs........................................  17
     4.3  Exercise of SARs..................................................  17
     4.4  Amount of Payment.................................................  17
     4.5  Form and Timing of Payment........................................  17
     4.6  Cancellation of Related Options...................................  17
     4.7  Termination of Employment of Optionee.............................  17
     4.8  Death of Optionee.................................................  18

                                   ARTICLE V

RESTRICTED STOCK PLAN.......................................................  18
     5.1  Introduction......................................................  18
     5.2  Award of Restricted Stock.........................................  18
     5.3  Minimum Restrictions on Disposition of Stock Awards...............  18
     5.4  Optional Restrictions.............................................  19
     5.5  Termination of Employment of Restricted Stockholder for
          Gross Misconduct..................................................  19
     5.6  Termination of Employment of Restricted Stockholder not
          Involving Gross Misconduct........................................  19
     5.7  Escrow............................................................  20
     5.8  Dividends on Restricted Stock.....................................  20
     5.9  Voting Rights.....................................................  20

                                   ARTICLE VI

MISCELLANEOUS...............................................................  20
     6.1  Notices...........................................................  20
     6.2  Amendments to Plan................................................  20
     6.3  Leaves of Absence.................................................  21
     6.4  Dilution and Other Adjustments....................................  21
     6.5  General Restriction...............................................  21
     6.6  Change in Control.................................................  21
     6.7  Withholding Taxes.................................................  22
     6.8  Non-Assignability.................................................  22
     6.9  No Right to Employment............................................  22
     6.10 Rights as Shareholder.............................................  22
     6.11 Entire Plan.......................................................  22
     6.12 Governing Law.....................................................  23

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                            BANKAMERICA CORPORATION
                        MANAGEMENT INCENTIVE STOCK PLAN

                                   ARTICLE I

                                    General

     1.1 Background of Plan. BankAmerica Corporation hereby establishes the BankAmerica Corporation Management Incentive Stock Plan (the "Plan"). The Plan creates new stock option plans in addition to the BankAmerica Corporation Stock Option Plans A and B, and amends and restates the BankAmerica Corporation Restricted Stock Bonus Plan.

     1.2 Purpose of Plan. The purpose of the Plan is to provide contingent financial incentive to key executive officers of BankAmerica Corporation and its present and future Subsidiaries (as defined in Section 1.3(m)). The Plan will offer competitive levels of incentive compensation related to long-term corporate financial performance to those key officers and other employees of the Company who by virtue of their position and efforts, contribute to or substantially influence the financial success of BankAmerica Corporation over multiple-year periods. The Plan is also intended as a means of increasing officer shareholdings, thereby strengthening the commonality of interest between Company shareholders and key officers and other employees in the Company's management, and as an aid in attracting, retaining and motivating key officers and other employees of outstanding abilities and specialized skills.

     1.3 Definitions. As used in the Plan and the related Stock Option Agreements, the following terms, when written with initial capital letters, will have the meanings stated below:

          (a) BankAmerica means BankAmerica Corporation, a Delaware corporation.

          (b)  Board means Board of Directors of BankAmerica.

          (c) Change in Control means that one of the following events has occurred:

               (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of BankAmerica (the "Outstanding BankAmerica Common Stock") or (ii) the combined voting power of the then outstanding voting securities of BankAmerica entitled to vote generally in the election of directors (the "Outstanding BankAmerica Voting Securities"); provided,

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          however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of Control: (i) any acquisition directly from BankAmerica (ii) any acquisition by BankAmerica, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (A), (B) and (C) of subsection (iii) below.

              (ii) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by BankAmerica's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board.

               (iii) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of BankAmerica or any of its subsidiaries (a "Business Combination"), in each case, unless, following such Business Combination, (A) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding BankAmerica Common Stock and Outstanding BankAmerica Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 80% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns BankAmerica or all or substantially all of BankAmerica's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding BankAmerica Common Stock and Outstanding BankAmerica Voting Securities, as the case may be, (provided, however, that, for the purposes of this clause (A), any shares of common stock or voting securities of such resulting corporation received by such beneficial owners in such Business Combination other than as the result of such beneficial owners' ownership of Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting Securities immediately prior to such Business Combination shall not be considered to be owned by such beneficial owners for the purposes of calculating their percentage of ownership of the outstanding common stock and voting power of the

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          resulting corporation), (B) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation unless such Person owned 20% or more of the Outstanding BankAmerica Common Stock or Outstanding BankAmerica Voting Securities immediately prior to the Business Combination and (C) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination.

               (iv) Approval by the shareholders of BankAmerica of a complete liquidation or dissolution of BankAmerica.

          (d) Committee means the Executive Personnel and Compensation Committee of the Board.

          (e) Common Stock means shares of BankAmerica's common stock, $1.5625 par value per share.

          (f)  Company means BankAmerica and its Subsidiaries, collectively.

          (g) Dividend Equivalent Credit ("DEC") and Dividend Equivalent Credit Account ("DEC Account") have the meanings set forth in Section 3.5.

          (h) The Fair Market Value of a share of Common Stock on any date means the average of the high and low sales prices of a share of Common Stock as reflected in the report of consolidated trading of New York Stock Exchange listed securities for that day (or, if no shares were publicly traded on that day, the immediately preceding day that shares were so traded) published in The Wall Street Journal or in any other publication selected by the Committee; provided, however, that if shares of Common Stock shall not have been publicly traded for more than ten days immediately preceding such date, then the fair market value of a share of Common Stock shall be determined by the Committee in such manner as it may deem appropriate.

          (i) Option means an option to purchase shares of the Common Stock, and shall be one of three kinds: (i) Incentive Stock Options ("ISOs") and
     (ii) Non-Qualified Stock Option ("NQSOs"), granted pursuant to Article II; and (iii) Performance Stock Options ("PSOs") granted pursuant to Article
     III. The Company intends the ISOs shall meet the requirements of Section 422A of the Internal Revenue Code and the regulations thereunder applicable to incentive stock options, and that NQSOs and PSOs shall not meet such requirements.

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          (j)  Optionee means the holder of an Option.

          (k) Restricted Stock means Common Stock issued or delivered pursuant to Article V, the Restricted Stock Plan, with the restrictions set forth in Sections 5.3 and 5.4.

          (l) Retirement (including Early Retirement) means the last day of employment with the Company prior to the employee's retirement under a Company retirement program.

          (m)  Stock Appreciation Right ("SAR") has the meaning set forth in
     Section 4.1.

          (n) Stock Option Agreement means any written agreement between BankAmerica and an employee of the Company pursuant to which an Option is granted. The Committee shall determine the terms of each Stock Option Agreement subject to the provisions of Section 2.2 with respect to ISOs and NQSOs, and to the provisions of Section 3.2 with respect to PSOs.

          (o) Subsidiary means any corporation of which BankAmerica owns, directly or indirectly, twenty percent or more of the voting stock.

          (p) Window Period means the time period described in section 4.5(a) hereof.

          (q) Section 16 means Section 16 of the Securities Exchange Act of 1934 and the rules thereunder.

     1.4 Administration of Plan. (a) The Plan shall be administered by the Committee. The Committee shall consist of at least three members of the Board, none of whom shall be, while serving on the Committee, eligible to receive a grant or award under the Plan or under any other plan of the Company or its affiliates under which the participants are entitled to acquire Common Stock, stock options, restricted stock, and related rights, or stock appreciation rights of the Company or any of its affiliates. Members of the Committee shall serve at the pleasure of the Board.

     (b) Subject to the provisions of the Plan, the Committee shall have sole, final, and conclusive authority to determine:

          (i) The employees to whom Options, Restricted Stock, and related rights, shall be granted or awarded;

          (ii) The number of shares of Common Stock to be optioned, granted or awarded to each such employee;

          (iii) Whether and to what extent an Optionee may use already-owned shares of Common Stock to exercise Options;

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          (iv)   The restrictions to be imposed on each share of Restricted
     Stock awarded pursuant to Article V of this Plan, which shall not be less than the minimum restrictions set forth in Section 5.3;

          (v) Which Options granted shall be Incentive Stock Options, which shall be Non-Qualified Stock Options, and which shall be Performance Stock Options ;

          (vi) The price to be paid for the shares upon the exercise of each Option, which shall be not less than 100% of the Fair Market Value per share, as determined by the Committee, of the Common Stock at the time of granting the Option;

          (vii)  The period within which each Option shall be exercised;

          (viii) The terms and conditions of each Stock Option Agreement between BankAmerica and an employee to whom the Committee has granted an Option, which, however, shall be in accordance with the provisions of the Plan; and

          (ix) The Committee shall have the power, authority, and sole discretion to construe. interpret and administer the Plan. The Committee's decisions construing, interpreting and administering the Plan shall be conclusive and binding on all parties.

     1.5 Eligibility to Receive Grants and Awards. Employees of BankAmerica or of any of its Subsidiaries who shall, in the judgment of the Committee, be qualified by position, training or ability to contribute substantially to the progress of BankAmerica, shall be eligible to receive grants and awards under the Plan.

     1.6 Types of Grants and Awards Under Plan. Grants and awards under the Plan may be in the form of any one or more of the following: (i) Incentive Stock Options, (ii) Non-Qualified Stock Options, (iii) Performance Stock Options, (iv) Stock Appreciation Rights, and (v) Restricted Stock.

     1.7 Limitation on Available Shares. The maximum number of shares of Common Stock that shall be available for issuance or delivery under the Plan and BankAmerica Corporation Stock Option Plan B, with respect to grants and awards made under the Plan on or after December 6, 1982, shall be 5,000,000. The number of shares available under the Plan may be, in whole or in part, authorized but unissued shares of Common Stock of BAC or issued shares of Common Stock of BAC that have been reacquired by BAC. Shares of Common Stock shall be issued or delivered upon the exercise of Options and may be issued or delivered in payment of Dividend Equivalent Credits, Stock Appreciation Rights, and Restricted Stock awards in the discretion of the Committee.

     Any shares of Common Stock subject to an Option that for any reason is cancelled (including shares subject to an Option which is cancelled upon the exercise of related

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SARs) or terminated without having been exercised, or which expires, shall again be available for issuance or delivery under the Plan.

     Any shares of Restricted Stock that for any reason are reacquired by BAC pursuant to Section 5.4, 5.5 or 5.6, shall again be available for delivery under the Plan.

     1.8 Effective Date and Term of Plan. (a) The Plan shall become effective on December 6, 1982 and the Committee may, in its discretion, make grants and awards to eligible key officers and other employees of the Company as of that date, subject, however, to the approval of the Plan by the shareholders of BankAmerica at the 1983 annual meeting of shareholders. In the event the Plan is not approved at such meeting, the Plan and all grants and awards hereunder shall be void, and the Company shall have no obligation to any recipients of such grants and awards.

     (b) The Committee may make grants and awards under the Plan beginning December 6,1982 and during each subsequent year until such time as the Plan may be terminated by the Board in its sole discretion, or as hereinafter provided.

     (c) Unless the shareholders of BankAmerica shall approve an extension or renewal of the Plan for such new or additional term as they may determine, no grants and awards shall be made after December 5, 1992. However, all grants and awards made under the Plan prior to such date shall remain in effect until such grants and awards shall have been satisfied, terminated, or paid out, or expire, in accordance with the Plan and the terms of such grants and awards.


                                  ARTICLE II

            INCENTIVE STOCK OPTIONS AND NON-QUALIFIED STOCK OPTIONS


     2.1 Grant of Stock Options. The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any eligible employee Incentive Stock Options ("ISOs" or "Options") and/or Non-Qualified Stock Options ("NQSOs" or "Options") (as these terms are defined in Section 1.3), to purchase, for cash and/or for already-owned shares of Common Stock, such number of shares of Common Stock as the Committee shall determine.

     2.2 Stock Option Agreements. The grant of an ISO or NQSO shall be evidenced by a written Stock Option Agreement in such form as the Committee may from time to time determine in accordance with the provisions of the Plan, executed by BankAmerica and the Optionee. Each Stock Option Agreement shall state the number of shares of Common Stock subject to the Option, the Option price, the Option Period, any limitations on the Option, the restrictions on assigning and transferring the Option described in Section 6.8, the manner of payment for shares of Common Stock, and such other terms as the Committee shall determine.

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     2.3  Option Price. The purchase price per share of Common Stock which the
Optionee must deliver upon the exercise of an ISO or NQSO shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

     2.4 Option Period. Each Option granted as an ISO or NQSO shall become exercisable in part or in full at such time or times as the Committee may determine and specify in each Stock Option Agreement, subject to the limitations set forth in Section 2.5; provided, however, that: no Option will be exercisable before the date one year after the date the Option was granted, nor after the first to occur of the following dates:

          (a)  ten years after the date the Option is granted;

          (b) in the case of ISOs, three months after the date of the Optionee's retirement; provided, however, that the Committee in its sole discretion may extend the exercisability of any exercisable ISO held by an Optionee who is not subject to Section 16 for up to twelve months following the Optionee's retirement;

          (c) in the case of NQSOs three years after the date of the Optionee's retirement;

          (d) twelve months after permanent disability or death of the Optionee; and

          (e) except as provided in Sections 2.4(a) through 2.4(d) above, termination of the Optionee's employment with the Company, unless the Committee, in its sole discretion, decides otherwise, in which case the Committee shall have discretion with respect to any Option held by an Optionee who is not subject to Section 16 to extend the exercisability of any exercisable Option beyond the termination of the Optionee's employment.

     2.5 Limitation on ISOs. No ISO shall be exercisable while there is outstanding any incentive stock option previously granted to the Optionee to purchase Common Stock or stock in a corporation which (at the time of granting of the ISO) is a Subsidiary of BankAmerica, or is a predecessor corporation of any such corporation, which incentive stock option was granted prior to the grant of the ISO. For purposes of this Section, an incentive stock option is "outstanding'' until it has been exercised in full or until its option period has expired by reason of lapse of time. No Optionee shall be granted, in any one calendar year under this Plan and under all plans of BankAmerica and its Subsidiaries, incentive stock options covering stock which has an aggregate Fair Market Value (determined as of the time the incentive stock options are granted) in excess of $100,000 plus any "unused limit carryover" to such year, as described below. If the value of shares subject to incentive stock options granted to an Optionee in any calendar year under the Plan and all plans of BankAmerica and its Subsidiaries is less than $100,000, one-half of the difference between the amount of such grant and $100,000 may be carried forward as an "unused limit carryover" and be available for grant during each of the next three calendar years. The amount of the unused limit carryover from any

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calendar year which may be taken into account in a succeeding calendar year shall be the amount of such carryover, reduced by the amount of such carryover which was used in prior calendar years.

     ISOs granted in any calendar year shall be treated as using up first the $100,000 current year limitation and then the unused limit carryover from the earliest calendar year, as illustrated in the following example: If the Company wishes to grant ISOs in 1986, the grant will first be set off against the $100,000 limitation for 1986, and then against unused limit carryovers from the following calendar years in the order given:

          (1)    1983
          (2)    1984
          (3)    1985

     No ISO shall be granted to any person who at the time owns stock possessing more than ten percent of the total combined voting power of all classes of stock of BankAmerica and its Subsidiaries.

     2.6 Manner of Paying Option Price. On exercise of each ISO or NQSO, the Option Price shall be paid as follows: (a) in cash, (b) in already-owned shares of Common Stock, or (c) in some combination of cash and shares, as specified in the Stock Option Agreement or as otherwise permitted by the Committee. Already-owned shares of Common Stock must have been owned by the Optionee at the time of exercise for at least the period of time specified in the Stock Option Agreement, and shall be valued at their Fair Market Value on the date of exercise.

     2.7 Exercise of Option. The Committee shall establish, and shall set forth in each Stock Option Agreement, the procedures governing the exercise of an ISO or NQSO. In general, subject to such specific provisions, an ISO or NQSO shall be exercised as follows:

          (a) The Optionee shall deliver written notice that he or she intends to exercise the Option to the Company department or officer designated in the Stock Option Agreement.

          (b) The Optionee shall pay the full Option Price at the time of exercise, according to Section 2.6 above.

          (c) As soon as practicable after receipt of such notice and payment, the Company shall deliver to the Optionee a certificate or certificates evidencing the shares of Common Stock issued or delivered on exercise of the Option.

     2.8 Cancellation of SARs. The exercise of an ISO or NQSO with respect to a share of Common Stock shall cancel any SAR related to such share.

     2.9 Cancellation and Regrant of Non-Qualified Stock Options. With the consent of the Optionee of a NQSO, the Committee in its sole discretion may cancel

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particular NQSOs, and regrant to the same Optionee NQSOs to purchase the same or a different number of shares of Common Stock. The Committee shall regrant NQSOs on such terms as it may determine in its sole discretion, provided that the Option Price shall be not less than the Fair Market Value of the Common Stock on the date of regrant.

     2.10 Retirement of Optionee at Age Sixty-Five or Later. Upon retirement at age sixty-five or later, the Optionee shall become immediately entitled to purchase all shares of Common Stock covered by the Option without regard to whether the Option was fully exercisable at the retirement date under the terms of the Plan and the Stock Option Agreement. The Optionee may purchase any or all of the shares he or she is entitled to purchase at any time or times up to and including the first to occur of the following dates:

          (a)  the end of the Option Period as provided in Section 2.4 above;

          (b) in the case of ISOs, three months after the date of the Optionee's retirement; provided, however, that the Committee in its sole discretion may extend the exercisability of any ISO held by an Optionee who is not subject to Section 16 for up to twelve months following the Optionee's retirement; and

          (c) in the case of NQSOs, three years after the date of the Optionee's retirement.

     2.11 Early Retirement of Optionee. Upon retirement prior to age sixty-five, the Optionee may

          (a) exercise any Option to the extent such Option was exercisable on the retirement date; or

          (b) within the sole discretion of the Committee, become immediately entitled to purchase all shares of Common Stock covered by the Option without regard to whether the ISO or NQSO was fully exercisable at the retirement date under the terms of the Plan and the Stock Option Agreement.

The Optionee may purchase any or all of the shares he or she is entitled to purchase at any time or times up to and including the first to occur of the following dates:

          (a)  the end of the Option Period as provided in Section 2.4 above;

          (b) in the case of ISOs, three months after the date of the Optionee's retirement; provided, however, that the Committee in its sole discretion may extend the exercisability of any exercisable ISO held by an Optionee who is not subject to Section 16 for up to twelve months following the Optionee's retirement; and

          (c) in the case of NQSOs, three years after the date of the Optionee's early retirement.

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     2.12 Termination on Leave of Absence or Extraordinary Circumstances.  Upon
termination of the Optionee's employment with the Company by reason of (a) leave of absence treated as termination of employment pursuant to Section 6.3 or (b) extraordinary circumstances, as determined in the sole discretion of the Committee, then the Optionee may exercise any ISO or NQSO to the extent such Option was exercisable on the date of termination of employment at any time or times up to and including the first to occur of the following dates:

          (i)  the end of the Option Period as provided in Section 2.4 above;
     and

          (ii)  three months after the date of the Optionee's termination.

     2.13 Termination of Employment of Optionee. With respect to Optionees who were employed by the Company on the date of grant, except as provided in Section 2.4(e), 2.10, 2.11, 2.12 and 2.14, all ISOs and NQSOs shall become non-exercisable upon termination of the Optionee's employment with the Company. Termination of any Optionee's employment with the Company shall be deemed to include a change in Ownership of the Optionee's employer such that the Optionee's employer ceases to be BankAmerica or one of its Subsidiaries, PROVIDED, HOWEVER, that at any time within thirty (30) days prior to such a change in ownership, or within ninety (90) days after termination of the Optionees employment with the Company, within the sole discretion of the Committee, the optionee may become immediately entitled to purchase all shares of Common Stock covered by the Option without regard to whether the Option would be fully exercisable at the termination date under the terms of the Plan and the Stock Option Agreement.

     2.14 Disability or Death of Optionee. If an Optionee entitled to exercise an ISO or NQSO

          (a) terminates employment with the Company by reason of (i) permanent disability, as determined by the Committee, or (ii) death, or

          (b) is permanently disabled or dies after termination of employment with the Company and during the Option Period,

     (A) the Optionee, (B) the Optionee's estate, and/or (C) a person who acquires the right to exercise such Option by bequest or inheritance, may

          (a) exercise such Option to the extent of the number of shares of Common Stock which could have been purchased by the Optionee on the date of disability or death; or

          (b) within the sole discretion of the Committee, become immediately entitled to purchase all shares of Common Stock covered by the Option without regard to whether the Option was fully exercisable at the date of disability or death under the terms of the Plan and the Stock Option Agreement,

                                       10
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at any time or times up to and including the first to occur of the following dates:

          (a)  the end of the Option Period as provided in Section 2.4 above;
     and

          (b) twelve months following the date of the Optionee's disability or death.

                                  ARTICLE III

                           PERFORMANCE STOCK OPTIONS

     3.1 Grant of Performance Stock Options. The Committee may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant to any eligible employee Performance Stock Options ("PSOs" or "Options") (as these terms are defined in Section 1.3) to purchase, for cash and/or for already-owned shares of Common Stock, such number of shares of Common Stock as the Committee shall determine.

     3.2 Stock Option Agreements. The grant of a PSO shall be evidenced by a written Stock Option Agreement in such form as the Committee may from time to time determine in accordance with the provisions of the Plan, executed by BankAmerica and the Optionee. Each Stock Option Agreement shall state the number of shares of Common Stock subject to the Option, the Option Price, the Option Period, any limitations on the Option, the restrictions on assigning and transferring the Option described in Section 6.8, the manner of payment for shares of Common Stock, and such other terms as the Committee shall determine.

     3.3 Option Price. The purchase price per share of Common Stock which the Optionee must deliver upon the exercise of a PSO shall be fixed by the Committee, but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.

     3.4 Option Period. Each Option granted as a PSO shall become exercisable in part or in full at such time or times as the Committee may determine and specify in each Stock Option Agreement; PROVIDED, HOWEVER, that no PSO will be exercisable before the date one year after the date the Option was granted, nor after the first to occur of the following dates:

          (a)  ten years, after the date the Option is granted;

          (b)  three years after the date of the Optionee's retirement;

          (c) twelve months after permanent disability or death of the Optionee; and

          (d) except as provided in Sections 3.4(a) through 3.4(c) above, termination of the Optionee's employment with the Company, unless the

                                       11
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     Committee, in its sole discretion, decides otherwise, in which case the
     Committee shall have discretion with respect to any Option held by an Optionee who is not subject to Section 16 to extend the exercisability of any exercisable Option beyond the termination of the Optionee's employment.

     3.5 Dividend Equivalent Credit. A Dividend Equivalent Credit ("DEC") is the amount credited to the account of an Optionee (the "DEC Account") equal to a percentage designated by the Committee in each Stock Option Agreement, of the dividends per share paid by BankAmerica on its Common Stock. The Committee shall maintain one DEC Account with respect to each outstanding Stock Option Agreement for PSOs. Amounts credited to the DEC Account shall be measured in terms of shares of Common Stock (the "Share Equivalents''), although the DEC Accounts shall be wholly unfunded until the amounts credited are paid out pursuant to Sections 3.8, 3.9 and 3.10 below.

     DECs shall be credited as of any date on which BankAmerica pays dividends on its Common Stock. DECs shall be credited in the form of the number of Share Equivalents equal to

          (a) the product of (i) the number of shares with respect to which a DEC is being credited pursuant to Section 3.6 below, multiplied by (ii) the dollar amount of the dividends per share paid on that date, all multiplied by (iii) the percentage specified in the Stock Option Agreement

          DIVIDED BY

          (b) the Fair Market Value of one share of Common Stock on the date the related dividends are paid.

     Except as provided in Section 3.12, the balance in any DEC Account shall be reduced to zero upon cancellation of the related PSO(s).

     3.6 Granting of Dividend Equivalent Credit. The Committee shall, subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, grant the Optionee one DEC with respect to (a) each share of Common Stock subject to a PSO outstanding and unexercised as of the record date for the related dividend whether or not such PSO is then exercisable under the Plan and the Stock Option Agreement, and (b) each Share Equivalent previously credited to the Optionee's DEC Account, as those terms are defined in
Section 3.5. However, after the Optionee ceases to be an employee of the Company, no portion of any dividend paid by BankAmerica on its Common Stock shall be credited to the Optionee's DEC Account(s).

     3.7 Manner of Paying Option Price. On exercise of each PSO, the Option Price shall be paid as follows: (a) in cash, (b) in already-owned shares of Common Stock, or (c) in some combination of cash and shares, as specified in the Stock Option Agreement or as otherwise permitted by the Committee. Already-owned shares of Common Stock must have been owned by the Optionee at the time of exercise for at least

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the period of time specified in the Stock Option Agreement, and shall be valued at their Fair Market Value on the date of exercise.

     3.8 Exercise of Options. The Committee shall establish, and shall set forth in each Stock Option Agreement, the procedures governing the exercise of a PSO. In general, subject to such specific provisions, a PSO shall be exercised as follows:

          (a) The Optionee shall deliver written notice that he or she intends to exercise the Option to the Company department or officer designated in the Stock Option Agreement.

          (b) The Optionee shall pay the full Option Price at the time of exercise, according to Section 3.7 above.

          (c) As soon as practicable after receipt of such notice and payment, the Company shall deliver to the Optionee

               (i) a certificate or certificates evidencing the shares of Common Stock issued or delivered on exercise of the Option, together with

               (ii) all or that portion of the related DEC Account which equals (A) the total DEC Account, multiplied by (B) the quotient of
                                            -------------
          (1) the number of PSOs being exercised, divided by (2) the total number of PSOs then outstanding under the Stock Option Agreement,

all payable according to Section 3.10 below.

     3.9 Surrender of Performance Stock Options. Pursuant to the terms of the Stock Option Agreement, at any time when (a) the Option Price of a PSO exceeds the Fair Market Value of the Common Stock and (b) all PSOs granted pursuant to the same Stock Option Agreement are fully exercisable, the Optionee may surrender all but not less than all of his or her PSOs on written notice to the Company, without payment of the Option Price. As soon as practicable after receipt of such notice, the Company shall deliver to the Optionee the greater of the following:

          (a) the "Net Underwater Amount," equal to (i) the total DEC Account reduced by (ii) the difference between (A) the aggregate Option Price of
     ----------
     the PSOs surrendered, and (B) the aggregate Fair Market Value on the date of surrender of the Common Stock issuable or deliverable with respect to the PSOs surrendered; and

          (b) a percentage, determined by the Committee and specified in the Stock Option Agreement, of the related DEC Account,

PROVIDED, HOWEVER, that if the Optionee gives notice on or before the day preceding the last day of the Option Period of the Optionee's intention to surrender all outstanding PSOs as of the end of the Option Period, the Net Underwater Amount shall

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be equal to (i) the total DEC Account reduced by (ii) the difference between (A)
                                      ----------
the aggregate Option Price of the PSOs surrendered, and (B) the average aggregate Fair Market Value (the "Average Annual Fair Market Value"), of the Common Stock issuable or deliverable with respect to the PSOs surrendered for all trading days during the period of 365 consecutive days ending on the last day of the Option Period. If the Average Annual Fair Market Value exceeds the aggregate Option Price, then the Optionee shall receive the entire DEC Account.

     In all cases, payments of the DEC Accounts shall be made according to
Section 3.10 below.

     3.10 Payments from the DEC Account. Amounts payable to the Optionee from his or her DEC Account upon exercise of PSOs or the related SARs or surrender of PSOs may be paid either (a) in shares of Common Stock; (b) in cash; or (c) in some combination of shares and cash, as determined by the Committee and stated in the Stock Option Agreement, PROVIDED THAT at any time when the Option constitutes Stock Appreciation Rights pursuant to Article IV of the Plan, (i) if the Optionee exercises the SR or surrenders the related PSO during the Window Period described in Section 4.5(a), the DEC Account shall be paid out in cash and valued as provided in Section 4.5(b), and (ii) if the Optionee exercises the SAR or surrenders the related PSO at any time outside that Window Period, the DEC Account shall be paid out in shares of Common Stock and valued as provided in Section 4.5 (c).

     3.11 Cancellation of SARs. The exercise of a PSO with respect to a share of Common Stock shall cancel any SAR related to such share.

     3.12 Cancellation and Regrant of Performance Stock Options. With the consent of the holder of a Performance Stock Option, the Committee in its sole discretion may cancel particular PSOs, and regrant to the same Optionee PSOs to purchase the same or a different number of shares of Common Stock. The Committee shall regrant PSOs on such terms as it may determine in its sole discretion, provided (a) that the Option Price shall not be less than the Fair Market Value of the Common Stock on the date of regrant, and (b) that the DEC Account shall not thereby become payable in whole or in part to the Optionee. The Committee may, in its sole discretion, provide that some or all of the DEC Account maintained with respect to the PSOs cancelled may be immediately credited to the PSOs which are regranted.

     3.13 Retirement of Optionee at Age Sixty-Five or Later. Upon retirement at age sixty-five or later, the Optionee shall become immediately entitled to purchase all shares of Common Stock covered by the PSO without regard to whether the Option was fully exercisable at the retirement date under the terms of the Plan and the Stock Option Agreement. The Optionee may purchase any or all of the shares he or she is entitled to purchase at any time or times up to and including the first to occur of the following dates:

          (a)  the end of the Option Period as provided in Section 3.4 above;
     and

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          (b)  three years after the date of the Optionee-s retirement.

     3.14 Early Retirement of Optionee. Upon early retirement prior to age sixty-five, the Optionee may

          (a) exercise any Option to the extent such Option was exercisable on the retirement date; or

          (b) within the sole discretion of the Committee, become immediately entitled to purchase all shares of Common Stock covered by the Option without regard to whether the PSO was fully exercisable at the retirement date under the terms of the Plan and the Stock Option Agreement.

The Optionee may purchase any or all of the shares he or she is entitled to purchase at any time or times up to and including the first to occur of the following dates:

          (a)  the end of the Option Period as provided in Section 3.4 above;
     and

          (b)  three years after the date of the Optionee's early retirement.

     3.15 Termination on Leave of Absence or Extraordinary Circumstances. Upon termination of the Optionee's employment with the Company by reason of (a) leave of absence treated as termination of employment pursuant to Section 6.3 or (b) extraordinary circumstances, as determined in the sole discretion of the Committee, the Optionee may exercise any Option to the extent such Option was exercisable on the date of termination of employment at any time or times up to and including the first to occur of the following dates:

          (a)  the end of the Option Period as provided in Section 3.4 above;
     and

          (b)  three months after the date of the Optionee's termination.

     3.16 Termination of Employment of Optionee. With respect to Optionees who were employed by the Company at the date of grant, except as provided in Section 3.4(d), 3.13, 3.14, 3.15 and 3.17, all Options shall become non-exercisable upon termination of the Optionee's employment with the Company. Termination of an Optionee's employment with the Company shall be deemed to include a change in ownership of the Optionee's employer such that the Optionee's employer ceases to be BankAmerica or one of its Subsidiaries, PROVIDED, HOWEVER, that at any time within thirty (30) days prior to such a change in ownership or within ninety
(90) days after termination of the Optionee's employment with the Company, within the sole discretion of the Committee, the Optionee may become immediately entitled to purchase all shares of Common Stock covered by the Option without regard to whether the Option would be fully exercisable at the termination date under the terms of the Plan and the Stock Option Agreement.

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     3.17 Disability or Death of Optionee.  If an Optionee entitled to exercise a PSO

          (a) terminates employment with the Company by reason of (i) permanent disability, as determined by the Committee, or (ii) death, or

          (b) is permanently disabled or dies after termination of employment with the Company and during the Option Period,

(A) the Optionee, (B) the Optionee's estate, and/or (C) a person who acquires the right to exercise such Option by bequest or inheritance, may

          (a) exercise such Option to the extent of the number of shares of Common Stock which could have been purchased by the Optionee on the date of disability or death; or

          (b) within the sole discretion of the Committee, become immediately entitled to purchase all shares of Common Stock covered by the Option without regard to whether the Option was fully exercisable at the date of disability or death under the terms of the Plan and the Stock Option Agreement.

at any time or times up to and including the first to occur of the following dates:

          (a)  the end of the Option Period as provided in Section 3.4 above;
     and

          (b) twelve months following the date of the Optionee s disability or death.


                                  ARTICLE IV

                           STOCK APPRECIATION RIGHTS

     4.1 Grant of Stock Appreciation Rights. Each Option granted under the Plan shall also constitute Stock Appreciation Rights ("SARs") at any time while the Optionee is, or was within the preceding six months, an "officer" or "director" of BankAmerica, as such terms are defined in Section 16 ("Section 16") of the Exchange Act, and the rules of the Securities and Exchange Commission thereunder.

     Except as provided in Section 4.5(c) below, an SAR shall represent the right to receive payment (the "SAR Value") equal to the amount, if any, by which
(a) the Fair Market Value of one share of Common Stock on the date of exercise of the SAR exceeds (b) the Option Price of one share of Common Stock which is subject to the SAR's related Option.

     The Committee shall not grant an SAR with respect to an ISO unless, pursuant to applicable law and rules and regulations of the Internal Revenue Service, the SAR may be

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attached to the ISO without causing the ISO to fail to meet the requirements of
Section 422A of the Internal Revenue Code.

     4.2 Agreements Evidencing SARs. SARs granted under the Plan shall be included in the written Stock Option Agreement between BankAmerica and the Optionee.

     4.3 Exercise of SARs. An Optionee who has been granted SARs may, from time to time, elect to exercise one or more SARs and thereby become entitled to receive payment in the amount and from and within the time determined pursuant to Sections 2.4 and 3.4. An SAR shall be exercisable only to the same extent and subject to the same conditions as the Option related thereto is exercisable. The Committee may, in its discretion, prescribe additional conditions on the exercise of any SAR.

     4.4 Amount of Payment. Upon the exercise of each SAR, the Optionee shall be entitled to receive

          (a)  payment of the amount represented by the SAR, together with

          (b) all or that portion of the DEC Account which equals the product of (i) the total DEC Account, multiplied by (ii) the quotient of (A) the number SARs being exercised, divided by (B) the total number of related PSOs then outstanding under the related Option.

     4.5 Form and Timing of Payment. (a) Exercise of SARs for Cash or Common Stock. SARs exercised during the Window Period described below shall be payable only in cash, and SARs exercised outside the Window Period shall be payable only in shares of Common Stock. A ''Window Period" is a period (i) beginning on the third business day following the date of public release of BankAmerica's quarterly and annual summary statements of revenues and earnings and (ii) ending on the twelfth business day following such date.

     (b) Amount of Cash Payable on Exercise of SARs. When SARs are exercised during the Window Period, the Optionee shall receive a cash amount equal to (i) the number of SARs exercised multiplied by (ii) the difference between (A) the highest Fair Market Value of one share of Common Stock as of any day during the Window Period, and (B) the Option Price specified for the related Option.

     (c) Number of Shares Issuable or Deliverable on Exercise of SARs. When SARs are exercised outside the Window Period, the Optionee shall receive the number of whole shares of Common Stock equal to (i) the aggregate SAR Value (as defined in Section 4.1) of the SARs exercised divided by (ii) the Fair Market
                                              ----------
Value (as defined in Section 1.3) on the date of exercise. The Company shall deliver cash in lieu of fractional shares.

     4.6 Cancellation of Related Options. The exercise of an SAR shall cancel any NQSO or PSO to which it relates, to the extent of the exercise. Any exercise of an SAR with respect to an ISO must be made in accordance with
Section 4.1.

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     4.7  Termination of Employment of Optionee.  Except as provided in Section
4.8 below, in the event that the holder of an SAR ceases to be employed with the Company for any reason, his or her SAR shall be exercisable only to the same extent and upon the same conditions that the Option related thereto is exercisable only until the sooner of (a) six months after the date he or she ceases to be an officer or director as defined in Section 16, and (b) the end of the Option Period of the related Options.

     4.8 Death of Optionee. In the event that the holder of an SAR dies, his or her SAR shall terminate, and only the related Option shall be exercisable, pursuant to Sections 2.14 and 3.17.


                                   ARTICLE V

                             RESTRICTED STOCK PLAN

     5.1 Introduction. This Restricted Stock Plan amends and restates the BankAmerica Corporation Restricted Stock Bonus Plan (the "Bonus Plan").
However, restricted stock already granted under the Bonus Plan will continue to be held under the terms of the Bonus Plan. Only grants of Restricted Stock made on or after the effective date of this new Plan shall be governed by the terms of this Article V.

     5.2 Award of Restricted Stock. The Company may, from time to time and subject to the provisions of the Plan and such other terms and conditions as the Committee may prescribe, award shares of Common Stock to be held under the restrictions set forth in Sections 5.3 and 5.4 below to any eligible employee who has served as such for at least six months. BankAmerica shall issue or deliver shares of registered Restricted Stock awarded hereunder in the name of the employee concerned (the "Restricted Stockholder").

     5.3 Minimum Restrictions on Disposition of Stock Awards. The Restricted Stockholder may not, under any circumstances, voluntarily dispose of any of the Restricted Stock prior to the first to occur of the following events:

          (a) the date on which the Restricted Stockholder completes five years of continuous service for the Company following the award date;

          (b)  the Restricted Stockholder's retirement;

          (c) delivery of the Restricted Stock to the Restricted Stockholder following a Committee determination pursuant to Section 6.6 hereof in connection with a Change in Control:

          (d)  the Restricted Stockholder's death: or

          (e) delivery of the Restricted Stock to the Restricted Stockholder following his or her termination of employment prior to retirement or death.

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The limitations in this Section 5.3 will hereinafter be referred to as the
"minimum restrictions."

     5.4 Optional Restrictions. In addition to the minimum restrictions, the Committee may impose additional restrictions ("optional restrictions") upon the Restricted Stockholder's voluntary disposition and release from escrow of the Restricted Stock, either at the time the Committee makes an award of such Restricted Stock or at any subsequent time before the minimum restrictions expire. The Committee may impose optional restrictions (such as, without limitation, permitting such disposition and release only in installments over a period of years) as it may deem in the best interests of the Restricted Stockholder, or in the case of the Restricted Stockholder's death, of the heirs or legatees who become entitled to such Restricted Stock by the applicable laws of inheritance or under the terms of the Restricted Stockholder's will.

     5.5 Termination of Employment of Restricted Stockholder for Gross Misconduct. If a Restricted Stockholder's services are terminated for cause for gross misconduct, all shares awarded to any Restricted Stockholder under this Plan shall be forfeited, and the Committee shall direct such shares to be transferred and delivered to BankAmerica. Gross misconduct includes, but is not limited to, acts of dishonesty, such as theft, embezzlement, and falsification of the Company's records with intent to deceive; knowing violation of the BankAmerica Corporation Code of Corporate Conduct and similar codes or rules established by BankAmerica; and any crime constituting a felony.

     5.6 Termination of Employment of Restricted Stockholder not Involving Gross Misconduct.

     (a) Should a Restricted Stockholder who was employed by the Company on the date of grant terminate his or her employment with the Company prior to (i) the date on which he or she completes the period of continuous service for the Company following the award date specified by the Committee for such award, or
(ii) his or her death or retirement; or

     (b) should the Company terminate his or her services for any reason other than for a cause set forth in Section 5.5 above.

BankAmerica shall have the right to reacquire all or any part of the Restricted Stock, as determined by the Committee in its sole discretion, without the payment of consideration in any form to such Restricted Stockholder. If the Committee determines to exercise this right, the Restricted Stockholder shall unconditionally forfeit any right, title or interest to such Restricted Stock, unless the Committee, within 90 days of such termination, determines in its sole discretion to permit the Restricted Stockholder to retain all or any part of the Restricted Stock. Upon direction of the Committee, all forfeited Restricted Stock shall be transferred and delivered to BankAmerica. Termination of a Restricted Stockholder's employment with the Company shall be deemed to include a change in ownership of the Optionee's employer such that the restricted stockholder's employer ceases to be BankAmerica or one of its Subsidiaries.

                                       19
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     5.7  Escrow.  In order to administer the restrictions set forth in Sections
5.3, 5.4, 5.5 and 5.6 above, the certificates evidencing Restricted Stock, although issued in the name of the Restricted Stockholder, shall be held by Bank of America National Trust and Savings Association (the "Bank" in escrow subject to delivery to the Restricted Stockholder or to BankAmerica at such times and in such amounts as the Committee shall direct under the terms of this Plan. When an employee accepts an award of Restricted Stock pursuant to the Plan, he or she thereby grants an irrevocable power of attorney to the Bank to cause the transfer and delivery to BankAmerica of any of such Restricted Stock which the Committee shall direct to be so transferred and delivered pursuant to Sections
5.5 and 5.6 above.

     5.8 Dividends on Restricted Stock. Even while the Restricted Stock is held in escrow, all dividends BankAmerica pays on the Restricted Stock shall be delivered directly to the Restricted Stockholder, not the escrow account.

     5.9 Voting Rights. Even while the Restricted Stock is held in escrow, the Restricted Stockholder shall have the same voting rights with respect to the Restricted Stock as those provided to other shareholders of Common Stock.


                                  ARTICLE VI

                                 MISCELLANEOUS

     6.1 Notices. All notices and other communications required or permitted hereunder shall be in writing and shall be mailed by registered or certified mail, postage prepaid, or otherwise delivered by hand or messenger, addressed

          (a)  if to the Company, at

                    Bank of America NT&SA
                    555 California Street
                    San Francisco, CA 94104
                         Attn:  Executive Programs #3005
                                Corporate Personnel

          (b) if to the Optionee, at the last address shown on the Company's personnel records, or

          (c) to such address as either the Company or the Optionee shall later designate by notice to the other.

     6.2 Amendments to Plan. The Board may, at any time and from time to time, modify, amend, suspend or terminate the Plan in any respect. Notwithstanding the above, however, any modification, amendment, suspension or termination of the Plan shall not affect an Optionee's or Restricted Stockholder's rights to a grant or award previously made, except as provided in Section 1.8(a), or except with his or her consent.

                                       20
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

     6.3 Leaves of Absence. The Committee shall be entitled to make such rules, regulations and determinations as it deems appropriate under the Plan in respect of any leave of absence from the Company taken by the recipient of any grant or award under the Plan. Without limiting the generality of the foregoing, the Committee shall be entitled to determine (a) whether or not any such leave of absence shall be treated as a termination of employment with the Company within the meaning of the Plan and (b) the impact, if any, of any such leave of absence on grants and awards under the Plan.

     6.4 Dilution and Other Adjustments. In the event of any change in the outstanding Common Stock by reason of a stock dividend or stock split, recapitalization, merger, consolidation, exchange of shares or other similar corporate change, then the Committee may appropriately adjust the aggregate number of shares of Common Stock which is available for issuance or delivery under the Plan (as set forth in Section 1.7), the number of shares of Common Stock subject to Options and SARs granted under the Plan, the number of Share Equivalents credited to DEC Accounts pursuant to Section 3.5, the Option Price of Options granted under the Plan, the number of shares of Restricted Stock held in escrow pursuant to Section 5.7, and any and all other matters deemed appropriate by the Committee.

     6.5 General Restriction. Each grant and award under the Plan shall be subject to the requirement that, if at any time the Committee shall determine that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of a grant or award with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the making of a grant or award or the issue, delivery or purchase of shares of Common Stock thereunder, then such grant or award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     6.6 Change in Control. If BankAmerica undergoes a Change in Control (as defined in Section 1.3(c)), the following shall apply:

          (a)(i) All outstanding Options and related SARs shall be immediately exercisable in full; (ii) all DEC Accounts related to any PSOs shall be paid in full as soon as practicable following the Change in Control; and
     (iii) all Restricted Stock shall be immediately released free from all restrictions and shall be delivered to the Restricted Stockholder as soon as practicable following the Change in Control.

          (b) Except as provided in the following sentence and in (c) below, in the event an employee terminates employment with the Company following a Change in Control, his or her Options and related SARs shall remain exercisable for a period of three years following termination of employment, not to exceed the original term of the Option or related SAR. The preceding sentence shall not apply to an incentive stock option unless the option agreement gives the Committee discretion to permit the incentive stock option to

                                       21
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     remain exercisable following termination of the optionholder's employment, in which case the incentive stock option shall be exercisable for three months following termination of employment without further Committee action.

          (c) Subsection (b) shall not apply to permit Options and SARs to remain exercisable for a period of more than three months following termination of employment if such Options and SARs were granted to a person who, at the time of the person's termination of employment, is an officer or director of BankAmerica, as such terms are defined in Section 16 of the Securities Exchange Act of 1934 and the rules of the Securities and Exchange Commission thereunder.

          (d) The Company shall have the right to deduct from any settlement of any Option, SAR or Restricted Stock an amount sufficient to cover withholding required by law for any federal, state or local taxes, of to take such other action as may be necessary to satisfy any such withholding obligation.

     6.7 Withholding Taxes. Whenever the Company proposes to deliver shares of Common Stock under the Plan, the Company shall have the right to require the individual who is to receive the shares to remit to the Company, prior to the delivery of any certificate or certificates for such shares, an amount sufficient to satisfy any federal, state and/or local withholding tax requirements. Whenever, under the Plan, payments are to be made in cash, such payments shall be net of an amount sufficient to satisfy any federal, state and/or local withholding tax requirements.

     6.8 Non-Assignability. No Optionee or Restricted Stockholder shall have the right to alienate, assign, encumber, hypothecate or pledge his or her interest in any award under the Plan, voluntarily or involuntarily, and any attempt to so dispose of any such interest prior to payment thereof shall be void. Notwithstanding the preceding sentence, the Company shall have the right to offset from any unpaid or deferred award any amounts due and owing from the Optionee or Restricted Stockholder to the extent permitted by law.

     6.9 No Right to Employment. Nothing in the Plan nor in any agreement entered into pursuant to the Plan shall confer upon any Optionee or Restricted Stockholder the right to continue in the employment of the Company, nor affect any right which the Company may have to terminate the employment of such person.

     6.10 Rights as Shareholder. No Optionee shall have rights as a shareholder with respect to shares of Common Stock awarded to him or her unless and until the certificates for such shares are delivered to him or her. Restricted Stockholders have full voting rights with respect to Restricted Stock, as outlined in Section 5.9 hereof.

     6.11 Entire Plan. This document is a complete statement of the Plan. As of its effective date this document supersedes all prior plans, representations and proposals, written or oral, relating to its subject matter, except as otherwise provided in Sections 1.1 and 5.1 hereof. The Company shall not be bound by or liable to any person for any

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representation, promise or inducement made by any employee or agent of it which is not embodied in this document.

     6.12 Governing Law. The Plan shall be construed and enforced in accordance with California law.

     The resolution amending Sections 1.3(c) and 6.6 provided that no modification, suspension, amendment or termination of the Plan may be made which would adversely affect the rights of any employee or former employee under the amendment with respect to any stock option, stock appreciation right, restricted stock unit or other stock based award granted under the Plan prior to the date of such modification, suspension, amendment or termination.

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